EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
TaxMaster, Inc.
Houston, Texas

We have audited the accompanying balance sheets of TaxMaster, Inc. formerly known as TMIRS Enterprises, LP, (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MALONE & BAILEY, PC

MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas
October 20, 2009

TaxMasters, Inc., formerly known as TMIRS Enterprises, LP

BALANCE SHEETS
AS OF DECEMBER 31, 2008 and 2007
	2008		2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$3,683,467		$1,650,513
Short-term Investments	306,414		-
Accounts receivable trade, net	5,722,585		2,535,132

Total current assets	9,712,466		4,185,645

PROPERTY AND EQUIPMENT, net	192,074		162,897

INVESTMENTS	413,168		-

OTHER ASSETS	17,000		17,000

TOTAL ASSETS	$10,334,708		$4,365,542

LIABILITIES AND PARTNERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,884,884		$1,051,562
Deferred revenue	8,942,759	#	4,005,710
Capital Lease Obligation	71,706		58,483

Total current liabilities	10,899,349		5,115,755

LONG TERM DEBT
Capital lease obligations, net of current portions	139,193		113,527
Deferred revenue, net of current portions	7,954,266		1,569,034

PARTNERS' DEFICIT	(8,658,100)		(2,432,774)

TOTAL LIABILITIES AND PARTNERS' DEFICIT	$10,334,708		$4,365,542

See notes to financial statements.

TaxMasters, Inc., formerly known as TMIRS Enterprises, LP

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008 and 2007
	2008	2007

REVENUES, net	15,183,253	6,542,957

OPERATING COSTS AND EXPENSES:
Selling, general and administrative expenses	11,544,393	4,712,314
Compensation	8,266,226	2,914,659
Depreciation	106,637	34,588

Total operating costs and expenses	19,917,256	7,661,561

LOSS FROM OPERATIONS	(4,734,003)	(1,118,604)

OTHER INCOME (EXPENSE):
Interest income	28,826	-
Interest expense	(38,757)	(12,409)
Other	24	-

Total other income (expense)	(9,907)	(12,409)

NET LOSS	$(4,743,910)	$(1,131,013)

See notes to financial statements.

TaxMasters, Inc., formerly known as TMIRS Enterprises, LP

STATEMENT OF PARTNERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2008 and 2007
Total
Partners'
Deficit
Balance, January 1, 2007	$(822,476)

Distribution	(479,285)
Net Loss	(1,131,013)

Balance, December 31, 2007	$(2,432,774)

Distribution	(1,481,416)
Net Loss	(4,743,910)

Balance, December 31, 2008	$(8,658,100)

See notes to financial statements.

TaxMasters, Inc., formerly known as TMIRS Enterprises, LP

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 and 2007
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(4,743,910)	$(1,131,013)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation	106,637	34,588
Changes in operating assets and liabilities:
Accounts receivable	(3,187,453)	(1,878,555)
Deposits	-	(17,000)
Accounts payable and accrued liabilities	833,322	752,216
Deferred revenue	11,322,281	4,105,757

Net cash provided by operating activities	4,330,877	1,865,993

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of investments	(719,582)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of capital lease obligations	(96,925)	(30,610)
Distributions to partners	(1,481,416)	(479,285)

Net cash used in financing activities	(1,578,341)	(509,895)

NET CHANGE IN CASH AND CASH EQUIVALENTS	2,032,954	1,356,098

CASH AND CASH EQUIVALENTS—Beginning of year	1,650,513	294,415

CASH AND CASH EQUIVALENTS—End of year	$3,683,467	$1,650,513

Supplemental schedule for cash flow information
Cash paid for interest	$38,757	$12,409

NON CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment by financing	$135,814	$132,106

See notes to financial statements.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations
TaxMasters, Inc. (the “Company”) was formed 2001 as a sole proprietorship in Texas until January 2004. On January 9, 2004, the Company was organized as a Texas limited partnership, TMIRS Enterprises Ltd., which did business as TaxMasters.  TM GP Services, LLC, a Texas limited liability company wholly-owned by TMIRS, was also formed as a general partner of TMIRS. April 6, 2009 TMIRS Enterprises entered into a 351 Contribution Agreement with Tax Masters, pursuant to which TMIRS assigned to TaxMasters, Inc., a new formed Nevada corporation all of the assets of TMIRS Enterprises’ tax solutions business in exchange 100,000 shares of common stock of TaxMaxters, Inc.  The Company primarily engages in resolution of complicated Internal Revenue Service tax problems for customers located in the USA and other parts of the world with USA operations.  The Company also assists customers with state and local tax problem resolution.  The Company headquarters is located in Houston, Texas.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Actual results may differ from those estimates.

Financial Instruments
The carrying values of cash and cash equivalents, accounts receivable, accounts payable, and accrued  expenses  approximate  their fair  values due to their  short term maturities.

Fair Value Measurements
Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements. In February 2008, the Financial Accounting Standards Board (the "FASB") issued Staff Position ("FSP") No. 157-1 to exclude SFAS No. 13, Accounting for Leases and its related interpretive accounting pronouncements that address leasing transactions, from the scope of SFAS No. 157. In February 2008, the FASB also issued FSP  No. 157-2, Effective Date of FASB Statement 157, which provides a one year deferral of the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, except those that are recognized or disclosed in the financial statements at fair value at least annually. Therefore, the Company has adopted the provision of SFAS No. 157 with respect to its financial assets and liabilities only.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (continued)

Fair Value Measurements (continued)

SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurements. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for an asset or liability in an orderly transaction between participants on the measurement date. Valuation techniques used  to measure fair value under SFAS No. 157 must maximize the use of observable inputs and minimize the use  of unobservable inputs.  The standard describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

- Level 1 - Quoted prices in active markets for identical assets or liabilities.

- Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities.

- Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities

Effective January 1, 2008, the Company could have adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for specified financial assets and liabilities on a contract-by contract basis. The Company did not elect to adopt the fair value option under this pronouncement.

Cash and Cash Equivalents
The Company considers all bank deposits and highly liquid investments with original maturities of three months or less to be cash and cash equivalents.  Cash in financial institutions exceeded the Federal Deposit Insurance Corporation (FDIC) coverage.  Management does not consider such deposits over the FDIC insured limits to be a significant risk.

Short-Term and Long Term Investments
Short-term investments consist of investments with original maturities greater than three months and less than one year.  Short-term and long-term investments as of December 31, 2008, comprised of bank CD’s with interest rates of 2.95%, were $306,414 and $413,168, respectively.  There were no investments as of December 31, 2007.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (continued)

Trade Receivables
Trade accounts receivable are stated at the amount the Company expects to collect.  The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  Management considers the following factors when determining the collectability of specific customer accounts:  customer credit-worthiness, past transaction history with the customer, current economic and industry trends, and changes in customer payment terms.  If the financial condition of the Company’s customers wereto deteriorate, adversely affecting their ability to make payments, additional allowances would be required.  The Company provides for estimated uncollectible amounts through a charge to earnings and an increase to a valuation allowance.  Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable.

The Company’s trade receivables are generally unsecured.  The Company has no concentration of revenue with any one or any few customers that the loss of any one or a few customers could impact its operations materially unless such a loss of customers were a general loss of customers.

Property and Equipment
Property and equipment are stated at cost, less accumulated depreciation.  Major renewals and improvements that extend the useful lives of property and equipment are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  Upon sale or retirement, the cost of the property and equipment and the related accumulated depreciation are removed, and any resulting gains or losses are credited or charged to operations.

Depreciation is computed using straight-line methods with various estimated useful lives: computer equipment at 2 years, software that has no specific life or license duration at 5 years, software with an annual license or annually renewable license is expensed as purchased, office furniture and fixtures and office equipment at 7 years, and capital leased equipment at 7 years.  Leasehold improvements are depreciated over the shorter of the term of the lease or their estimated useful lives.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (continued)

Long-Lived Assets
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable and at a minimum on an annual basis.  The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators.  Conditions that would necessitate an impairment include a significant decline in the observable market value of an asset, a significant change in the extent of manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable.  For long-lived assets to be held and used, the Company recognizes an impairment loss only if an impairment is  indicated by its carrying value not being recoverable through undiscounted cash flows.  The impairment loss is the difference between the carrying amount and the fair value of the asset estimated using discounted cash flows.  Long-lived assets held for sale are reported at the lower of cost or fair value less costs to sell.

Income Taxes

The Company and its stockholders have elected to be taxed under the provision of a limited partnership  of the Internal Revenue Code.  This election effectively eliminates federal and state income tax expense at the corporate level as the Company's stockholders are taxed directly on their respective shares of the Company's profits.

Revenue Recognition

The Company’s revenue is generated from the sale of our proprietary tax resolution products and services and is comprised principally of flat fees charged for services.  The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104 “Revenue Recognition” (“SAB 104”). Revenue is recognized when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured. We use the proportionate completion method for revenue recognition.  With this method, we determine our revenue by gathering the completion points of six major services rendered by the company.  These services are Consultations, Tax Returns, Automated Collection Service, Revenue Officer Case, Collection Due Process, and Settlement Analysis.  Revenue is recognized when it is earned, typically when our services have been rendered.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (continued)

Flat fees charged for services are recognized as revenue in the same period the services are rendered.  Fees received prior to services being rendered are initially deferred and not until the services are completed are they recognized as revenue.  Deferred revenue as of December 31, 2008 and 2007 was $16,897,025 and $5,574,744, respectively.  Deferred revenue expected to be realized in one year or more from the balance sheet date is classified as long-term.

In addition to the flat fee, certain services require our tax consultants to interact with the IRS, such as a settlement negotiation or an audit, for which we charge our clients additional consulting fees.  We provide our services on a “pay-as-you-go” basis and an installment plan.  These consulting fees are recognized when the services are rendered.

Advertising Expenses
The Company expenses the costs of advertising as incurred.  Advertising expenses totaled $3,773,618 and $1,692,656 for 2008 and 2007, respectively.

Note 2 - Fair Value

In accordance with SFAS No. 157, the following table represents the Company's fair value hierarchy for  its financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total

Assets
Investments- short-term	$306,414	-	-	$306,414
Investments- long-term	413,168			413,168
Total Assets	$719,582	-	-	$719,582

Liabilities – N/A	-	-	-	-

Some of the Company's financial instruments are not measured at fair value on a recurring basis but are recorded at amounts that approximate fair value due to their liquid or short-term nature, such as cash and cash equivalents, receivables and payables.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 3 - Property and Equipment (continued)

Property and equipment consist of the following as of December 31, 2008 and 2007:

	2008	2007
Capital leased computer equipment	$347,212	$211,398
	347,212	211,398
Less accumulated depreciation	(155,138)	(48,501)
	$192,074	$162,897

Depreciation expense, including that on assets under capitalized leases, for the years ended December 31, 2008 and 2007 was $106,637 and $34,588, respectively.

Note 4 – Capital Lease Obligations

The Company acquired equipment under long-term leases with two to four year terms, generally bearing interest rates from 13% to 26%.  For financial reporting purposes, the present value of the minimum lease payments has been capitalized.

		December 31
Year		2008	2007
2005	Capital lease to a company in monthly installments of $201 including interest, secured by computer equipment, maturing in September 2009	$455	$2,033
2006	Capital leases to a company in monthly installments of $2,427 including interest, secured by computer equipment, with maturity dates ranging from January 2009 to June 2010.	21,065	44,994
2007	Capital leases to a company in monthly installments of $4,560 including interest, secured by computer equipment, with maturity dates ranging from January to August 2010.	83,382	125,983
2008	Capital lease to a company in monthly installments of $4,947 including interest, secured by computer equipment, with maturity dates ranging from January 2011 to March 2012.	105,997	0
	Total Lease Obligation	210,899	172,010
	Less: current portion	71,706	58,483
	Capital lease obligation, net of current portion	$139,193	$113,527

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 4 – Capital Lease Obligations

Future payments under these capital lease arrangements, which includes $148,265 in finance charges and $1,398,890 of new capital leases entered into in 2009, are as follows:

Year ending December 31,
2009	$292,001
2010	393,086
2011	336,976
2012	294,985
2013	278,530
Thereafter	162,476
Total future payments	$1,758,054
Less: amount representing interest	148,265
Less: 2009 capital leases	1,398,890
Present value of net minimum lease payments	$210,899

Note 5 – Partners’ Equity (Deficit)

In 2008 and 2007, the Company made distributions to its sole partner of $1,481,416 and $479,285, respectively.

Note 6 – Related Party Transactions

The Company incurs certain business development and entertainment expenses related to brand image development, employee retention, necessary entertainment, and certain expenses related to its community relations activities that are paid to companies owned by one or more of the corporate executives.  It is believed that these costs are reasonable and approximate the costs of similar activities with unrelated parties.

The Company is affiliated, through common ownership, with another company that provides the Company with advertising.  The affiliated company charged $332,825 and $0 in 2008 and 2007, respectively, for advertising costs incurred.  In addition, the outstanding balances due to the affiliated company as of December 31, 2008 and 2007 were $240,000 and $0, respectively.

In addition, the Company has marketing services provided by a related entity that is owned by the Company’s management.  Marketing expenses were $264,309 and $138,392 in 2008 and 2007, respectively.  There were no outstanding balances due to this related entity as of December 31, 2008 and 2007.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 7 – Commitments and Contingencies

Leases

The Company has two separate office space lease agreements.  The Company leases its main office space in Houston, Texas under a lease agreement that commenced in December 2006 and expires February 2014.  In addition, there were two expansion leases entered into for this property in January and March 2008 which both expire in May 2014.  The aggregate monthly lease payments are $25,162.  In July 2009, The Company entered into an additional lease agreement for office space in Houston, Texas through December 31, 2014.  Monthly lease payment under this agreement are $0 for the first six months, $67,431 for the months seven through twenty-six, $74,422 for months twenty-seven through forty-six, and $85,413 thereafter.

The future minimum lease payments at December 31, 2008 are as follows:

Year Ended:
2009	$301,944
2010	1,111,118
2011	1,148,081
2012	1,204,008
2013	1,297,935
Thereafter	1,158,296
$6,221,382

Total rent expense for 2008 and 2007 was $415,981 and $196,157, respectively.

Legal Proceedings

From time to time, the Company is involved in various legal proceedings in the ordinary course of business.  Management believes that no pending legal proceedings will have a material adverse effect on the financial condition, results of operations or cash flows of the Company.

TaxMasters, Inc.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2008 and 2007

Note 8 – Subsequent Events

In August 2009, the sole shareholder of the Company sold 100% of his interest to Crown Partners, Inc. in exchange for 301,000,000 common shares.  In addition, the sole shareholder of the Company received 1,000 preferred shares which gave him the authority to designate a majority of the Company’s board of directors for a five-year period.  In addition, the sole shareholder has the right to earn up to an additional 299,000,000 common shares during the next  five years based on a formula calculated on the net profits of the Company.  Crown Partners, Inc.’s current board of directors and officers resigned effective with the closing and concurrently appointed the Company’s sole shareholder as a director.  This transaction will be accounted for as a reverse merger whereby the Company is considered the accounting acquirer and the historical and future financial statements will be those of the Company since Crown Partners, Inc. will discontinue their primary business activity of daily trading in the stock market.

In July 2009, the Company entered into a Section 351 Contribution Agreement with Crown Partners, Inc., pursuant to which the Company assigned to TaxMasters, Inc., a newly formed Nevada corporation, all of the assets of the Company in exchange for 100,000 shares of common stock of TaxMasters, Inc.

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